THRIVENT SERIES FUND, INC.

Supplement to Prospectus
dated May 1, 2004

The "Thrivent High Yield" and "Thrivent High Yield II Portfolios" sections of the Investment Subadvisers and Portfolio Managers are amended and restated to read as follows:

Paul J. Ocenasek serves as portfolio manager of the Portfolio. Mr. Ocenasek has been with Thrivent Financial since 1987, and has been a portfolio manager since 1997.

The date of this Supplement is February 14, 2005.

Please include this Supplement with your Prospectus.